                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities

                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              CCBT BANCORP, INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                              CCBT BANCORP, INC.
                                307 Main Street
                         Hyannis, Massachusetts 02601
                                (508) 394-1300

                                March 22, 1999

Dear Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of CCBT Bancorp, Inc. (the "Company") to be held on Thursday, April 22, 1999 at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 11 a.m., local time.

  The Annual Meeting has been called for the following purposes:

    1. To fix the number of Directors.

    2. To elect two Directors of the Company for a three-year term.

    3. To elect a Clerk.

    4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

  The Board of Directors of the Company unanimously recommends that stockholders vote FOR approval and adoption of Proposals One, Two and Three.

  On behalf of the management and directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

                                          Sincerely,


                                          /s/ Stephen B. Lawson
                                          STEPHEN B. LAWSON
                                          President and Chief Executive
                                           Officer

  REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              CCBT BANCORP, INC.
                                307 Main Street
                         Hyannis, Massachusetts 02601
                                (508) 394-1300

                               ----------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On April 22, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CCBT Bancorp, Inc. (the "Company"), will be held on Thursday, April 22, 1999, at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 11 a.m., local time (together with all adjournments and postponements thereof, the "Annual Meeting") for the following purposes:

    1. To fix the number of Directors.

    2. To elect two Directors of the Company for a three-year term.

    3. To elect a Clerk.

    4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

  The Board of Directors of the Company has fixed the close of business on March 8, 1999 as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

  The above matters are described in detail in the accompanying Proxy
Statement.

  Directions to the Meeting: Go west to the end of Main Street, Hyannis, to the Rotary. Take the third right off the Rotary, just past the Paddock Restaurant. The Sheraton Hyannis Resort will be on the left.

                                          By Order of the Board of Directors,

                                          /s/ John S. Burnett
                                          JOHN S. BURNETT
                                          Clerk

Hyannis, Massachusetts
March 22, 1999


 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

  CCBT Bancorp, Inc. (the "Company") is a bank holding company principally conducting business through Cape Cod Bank and Trust Company (the "Bank"). On February 11, 1999, the Company and the Bank completed a reorganization (the "Reorganization") by which the Bank ceased to be a public company and became a wholly-owned subsidiary of the Company, and each issued and outstanding share of common stock of the Bank was converted into and exchanged for one share of common stock, $1.00 par value per share, of the Company (the "Common Stock"). Moreover, options formerly exercisable for shares of the Bank's common stock are now exercisable for shares of the Company's Common Stock.

Annual Meeting

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1999 Annual Meeting of Stockholders of the Company to be held at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 11 a.m., local time, on Thursday, April 22, 1999, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

  At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

  1. To fix the number of Directors.

  2. To elect two Directors of the Company for a three-year term.

  3. To elect a Clerk.

  4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Record Date

  The Board of Directors of the Company has fixed the close of business on March 8, 1999 as the Record Date. Only the holders of shares of Company Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 9,028,064 shares of Company Common Stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote is required to constitute a quorum at the Annual Meeting.

Proxies, Voting and Revocations

  Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.

  The Company intends to count (i) shares of Company Common Stock for which proxies or ballots have been received but with respect to which holders of shares have abstained on any matter and (ii) broker non-votes as present for purposes of determining the presence or absence of a quorum for the transaction of business.

  The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

  A holder of record of Company Common Stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk of the Company, 307 Main Street, Hyannis, Massachusetts 02601. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

  The presence in person or by proxy of at least a majority of the total number of issued and outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the votes cast at the Annual meeting is necessary to elect each of the nominees for Director and the vote of at least a majority of the total number of issued and outstanding shares of Common Stock is required for the approval of Proposals One and Three.

  In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One, Two or Three.

Solicitation and Other Expenses

  The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone or telegram. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company Common Stock. The Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                 PROPOSAL ONE

                              NUMBER OF DIRECTORS

  The By-laws of the Company provide that the Board of Directors of the Company shall consist of not less than six nor more than sixteen Directors as fixed at each Annual Meeting of Stockholders. The Board of Directors of the Company currently consists of six members and is divided into three classes. Each class consists of two members. The term of office of the Directors in one of the classes expires in each year, and their successors are elected at each annual meeting of stockholders for a term of three years and until their successors are elected and qualified. It is the recommendation of management to fix the number of Directors at six (6).

  Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" fixing the number of Directors of the Company at six (6).

  The Board of Directors recommends that stockholders vote "FOR" fixing the number of Directors at six (6).

                                 PROPOSAL TWO

                             ELECTION OF DIRECTORS

  The terms of George D. Denmark and William C. Snow as Directors of the Company expire in 1999. At the Annual Meeting, two persons will be elected Directors of the Company to serve for a three-year term until the 2002 Annual Meeting of the Stockholders and until their successors are elected and qualified. The Board of Directors of the Company has nominated George D. Denmark and William C. Snow for re-election as Directors of the Company for 3-year terms.

  Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

  The Board of Directors recommends that stockholders vote "FOR" the re-election of each of the nominees proposed by management for Directors named herein.

                                PROPOSAL THREE

                               ELECTION OF CLERK

  The By-laws of the Company provide that the Clerk shall be elected at the Annual Meeting of Stockholders. Management proposes that John S. Burnett be re-elected as Clerk of the Company.

  Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of John S. Burnett as Clerk of the Company.

  The Board of Directors recommends that stockholders vote "FOR" the re-election of John S. Burnett as Clerk of the Company.

                                   DIRECTORS

  The following table sets forth as of February 12, 1999, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director of the Bank (prior to the Reorganization).

         NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

                       Director
       Name        Age  Since                Principal Occupation
       ----        --- --------              --------------------
 George D. Denmark  64   1974   President, Denmark's, Inc., New Bedford, MA
                                 (Medical equipment firm)
 William C. Snow    69   1972   President, H.H. Snow & Sons, Inc., Orleans, MA
                                 (Retail department store)

         DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2000 ANNUAL MEETING

                       Director
       Name        Age  Since                Principal Occupation
       ----        --- --------              --------------------
 Palmer Davenport   67   1965   Trustee, Davenport Realty Trust, S. Yarmouth,
                                 MA (a real estate development and investment
                                 firm, and parent company of: fence retailing
                                 firm, alarm company, resort facilities, and
                                 retirement community)
 Stephen B. Lawson  57   1992   Executive Vice President, Trust, 12/12/85;
                                 President, Chief Executive Officer of the
                                 Bank, 7/01/92. President, Chief Executive
                                 Officer of the Company, 10/8/98

         DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2001 ANNUAL MEETING

                       Director
       Name        Age  Since                Principal Occupation
       ----        --- --------              --------------------
 John F. Aylmer     63   1982   Attorney at law; Former President,
                                 Massachusetts Maritime Academy (Buzzards Bay,
                                 MA); Former Massachusetts State Senator;
                                 President, New England Steamship Foundation.
 John Otis Drew     49   1982   Chairman, Board of Directors of the Bank
                                 8/25/94 Principal/President, John A. Drew,
                                 Realtor (Hyannis, MA); Vice President,
                                 A. D. Makepeace Co.; President, Parker Mills,
                                 Inc., Real Estate Holding Company; President,
                                 Sassamon Holdings, Inc.; President, Wankinco
                                 River, Inc.

            THE BOARD OF DIRECTORS, ITS COMMITTEES AND COMPENSATION

  The following is a description of the Executive, Audit, and Compensation Committees of the Board of Directors. The Board of Directors acts as a nominating committee, selecting nominees for election or re-election as Directors and Officers.

Executive Committee

  The Company's Executive Committee did not meet during fiscal year 1998. The members of the Executive Committee of the Company during 1998 were John F. Aylmer, Palmer Davenport, George D. Denmark, John Otis Drew, Stephen B. Lawson and William C. Snow. They also serve, with Joshua A. Nickerson, Jr., as the Executive Committee of the Bank, which met 21 times in 1998. The Executive Committees of the Company and the Bank are vested with the authority of the respective Boards of Directors in most matters between meetings of the Boards of Directors. Members of the Executive Committee of the Bank except Mr. Lawson (who serves as its Chairman) received $350 for each meeting of the Committee they attended in 1998.

Audit Committee

  The Company's Audit Committee did not meet during fiscal year 1998. The members of the Audit Committee of the Company were John F. Aylmer, George D. Denmark and William C. Snow. Mr. Aylmer also serves on the Audit Committee of the Bank, which met six times in 1998. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

  Members of the Bank's Audit Committee received $250 for each meeting of the Committee which they attended. Mr. Aylmer received an additional $250 per quarter as Chairman of the Committee.

Compensation Committee

  The Company's Board of Directors serves as its Compensation Committee, and held no meetings in 1998. Messrs. Davenport, Denmark, and Drew also served on the Bank's Human Resource Committee (which is the Bank's Compensation Committee), which met four times in 1998. Mr. Lawson does not act on his own compensation. Members of the Bank's Human Resource Committee received $250 for each meeting of the Committee that they attended. Mr. Denmark received an additional $250 per quarter for his duties as Chairman of the Human Resource Committee.

Board of Directors

  The Board of Directors of the Company held no meetings during fiscal year 1998. The Board of Directors of the Bank held 16 meetings during fiscal year 1998. Directors of the Bank other than Mr. Lawson received $500 for each meeting of the Board of Directors that they attended. In addition, each of the Directors of the Bank, other than Mr. Lawson and Mr. Drew, received a quarterly retainer of $2,250. Mr. Drew, as Chairman of the Bank's Board of Directors, received a quarterly retainer of $3,250.

  Each of the Directors, except Mr. Davenport, attended at least 75% of the aggregate of meetings of the Bank's Board of Directors and the meetings of the committees of which they are members.

                OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

  The following table sets forth certain information with respect to the number of shares of the Company's Common Stock beneficially owned as of February 12, 1999 by the Directors and the Executive Officers.

Principal Shareholders

                   Amount and Nature of Beneficial Ownership

                          Sole voting and   Shared voting and          Percent
   Beneficial Owners      investment power investment power(1)  Total  of Class
   -----------------      ---------------- ------------------- ------- --------
Beneficial owners of
 more than five percent
 of stock:
Trustees of the Abel D.
Makepeace Trust
Box 151, Wareham, MA
02571...................
 Zelinda M. Douhan......        6,800            678,720(2)    685,520   7.59%
 Christopher Makepeace..       64,600            874,320(2)    938,920  10.40%
 Thomas Otis, Jr.(3)....      210,284            693,888(2)    904,172  10.02%

Directors and Executive
 Officers
John F. Aylmer..........        4,192                400         4,592   0.05%
John S. Burnett.........          --               1,520         1,520   0.02%
Palmer Davenport........      152,133             10,000       162,133   1.80%
George D. Denmark.......       13,296                --         13,296   0.15%
John Otis Drew(4).......        2,787              2,894         5,681   0.06%
Stephen B. Lawson.......        4,000             21,781        25,781   0.29%
Noal D. Reid............            4              2,987         2,991   0.03%
William C. Snow.........       64,999                --         64,999   0.72%
All Directors and
 Executive Officers as a
 group..................      241,411             39,582       280,993   3.11%

--------
(1) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may have a beneficial interest. Shares shown include the interest shares of Common Capital Stock held in the Bank's Employee Stock Ownership Plan: Mr. Burnett, 552 shares; Mr. Lawson, 1,261 shares; Mr. Reid, 983 shares. Also included are unexercised but exercisable stock options of 3,000 shares for Mr. Lawson and 2,000 shares for Mr. Reid.

(2) Includes 678,720 shares held in the Abel D. Makepeace Trust.

(3) Mr. Otis is the uncle of Mr. Drew, a Director.

(4) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Company stock held by the Trust.

                            EXECUTIVE COMPENSATION

  Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

  The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 1998 earned by the President and Chief Executive Officer and the other most highly compensated executive officers of the Bank whose total compensation exceeded $100,000. The President and Chief Executive Officer, and the Treasurer and Chief Financial Officer, are also officers of the Company.

I. Summary Compensation Table

  The following table sets forth information on an accrual basis for the year 1998 with respect to the cash compensation of the Chief Executive Officer of the Company and those other executive officers whose total compensation exceeded $100,000.

                                                     Annual Compensation
                                              ----------------------------------
                                                                       Stock
                                                                    Appreciation
Name and Principal Position                   Year  Salary   Bonus     Rights
---------------------------                   ---- -------- ------- ------------
Stephen B. Lawson............................ 1998 $243,065 $30,383       --
 President and                                1997  210,000  31,500   $16,875
 Chief Executive Officer                      1996  195,201  37,450       --
Robert R. Prall.............................. 1998  108,509  10,850       --
 Chief Lending Officer                        1997   98,066  12,238       --
                                              1996   87,957   9,843       --
Noal D. Reid................................. 1998  113,306  72,564       --
 Chief Financial Officer                      1997  107,460  19,249    16,875
 and Treasurer                                1996  104,090  16,103       --
Larry K. Squire.............................. 1998  113,762  13,376       --
 Chief Operating Officer                      1997  107,954  13,338    16,875
                                              1996  104,532  15,399       --

  In addition to these amounts, the Bank also provides compensation through a number of plans: The Bank maintains a Profit Sharing Retirement Plan covering substantially all employees following two years of service. Each year, the Bank contributes amounts equal to 8% of each participant's compensation plus 4.3% of compensation over one-half the social security wage base. In 1998, the following amounts were contributed to this plan on behalf of the Executive Officers of the Bank: Mr. Lawson, $18,209, Mr. Prall, $13,381, Mr. Reid, $14,834, Mr. Squire, $14,163.

  Executive Officers also receive group insurance benefits available generally to all employees and other personal benefits not in excess of 10% of cash compensation.

II. Stock Options Granted in Fiscal 1998

  The following table sets forth information concerning individual grants of stock options made during 1998 to each executive officer of the Company and/or the Bank listed below. The value of the options granted was calculated using the Black-Scholes pricing model. No stock appreciation rights were granted to these individuals during 1998.

                     Number of  Percentage of
                     Securities Total Options
                     Underlying  Granted to                              Value
                      Options     Employees   Exercise Price Expiration   of
                      Granted      in 1998      Per Share       Date    Options
                     ---------- ------------- -------------- ---------- -------
Stephen B. Lawson...   6,000        17.1%         $20.75      2/12/08   $32,280
Robert R. Prall.....   4,000        11.4%         $20.75      2/12/08   $21,520
Noal D. Reid........   4,000        11.4%         $20.75      2/12/08   $21,520
Larry K. Squire.....   4,000        11.4%         $20.75      2/12/08   $21,520

III. Options Year-End Value Table

                              Number of Shares          Value of Unexercised
                           Underlying Unexercised           In-the Money
                          Stock Options as year end Stock Options as of year end
Name                      Exercisable/Unexercisable  Exercisable/Unexercisable
----                      ------------------------- ----------------------------
Stephen B. Lawson........       1,500/10,500               $6,938/$20,813
Robert R. Prall..........       1,000/7,000                $4,625/$13,875
Noal D. Reid.............       1,000/7,000                $4,625/$13,875
Larry K. Squire..........       1,000/7,000                $4,625/$13,875

  In 1997 a Stock Option Plan was adopted and options covering 26,000 shares at a price of $13.375 per share were granted. These options become exercisable over a period of four years at the rate of 25% per year and expire after 10 years. Options covering 26,000 shares were outstanding at the beginning of 1998 and none were exercised or expired during that year. In 1998 options covering an additional 26,000 shares were granted at a price of $20.75 and 9,000 shares at $19.25; options covering 4,000 shares were forfeited. Options covering 57,000 shares were outstanding at the end of the year.

Change in Control Agreements

  In connection with the Reorganization, the Bank and the Company entered into amended and restated Change in Control Agreements with Messrs. Lawson, Reid, and Squire (each, a "Key Executive"), effective February 11, 1999, to include the Company as a party to such agreements and to amend the definition of change in control to conform to the definitions included in the Federal Securities Laws.

  Under the terms of the amended and restated Change in Control Agreements, each Key Executive is entitled to receive his base salary (offset by any compensation from a new employer) for a certain period of time if, after a change in control of the Company or the Bank has occurred, the Key Executive's employment is terminated other than for cause (as defined in the Change in Control Agreement), or the Key Executive terminates his employment following:
(i) his demotion; (ii) a reduction in base salary; (iii) exclusion from any incentive program for which the Key Executive was previously eligible or in which other executives with comparable duties participate; or (iv) a change in location of the Key Executive's principal place of employment by more than 50 miles. In general, a Change in Control under the agreements occurs (i) upon a Change in Control of either the Company or the Bank as defined under the Securities Exchange Act of 1934 or (ii) under the Change in Bank Control Act; (iii) if any person becomes the direct or indirect beneficial owner of 50% or more of any class of securities of the Company;
(iv) individuals who constitute the Board of Directors of the Company on February 11, 1999 cease to constitute the majority thereof (with certain exceptions); (v) a merger or the sale of substantially all the assets of the Company, in which the Company is not the resulting entity; or (vi) a proxy contest by a stockholder to force a transaction in which the stock of the company is exchanged for or converted into cash, property or securities not issued by the Company. The benefits under the Change in Control Agreements continue for a period of 24 months for Messrs. Squire and Reid and 36 months for Mr. Lawson. The benefits under these agreements only become payable following termination after a Change in Control (as defined in the agreements); the Change in Control Agreements do not serve as employment agreements.

Compensation Committee Report on Executive Compensation

  All members of the Board of Directors of the Company serve as members of the Company's Compensation Committee. The Compensation Committee reviews and approves compensation levels for the Company's executive officers and oversees and administers the Company's executive compensation programs. The Company currently pays no compensation to any of its officers because those officers are compensated as officers of the Bank.

  The Bank's Human Resource Committee reviews and approves compensation levels for the Bank's executive officers and oversees and administers the Bank's executive compensation programs.

  The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has a Profit Incentive Plan for the payment of bonuses to reward above-average performance. Profit Incentive Plan bonuses are based on a combination of Bank financial performance compared to its peers, the attainment of departmental goals, and individual performance.

  Stephen B. Lawson's salary is set by the Human Resource Committee of the Bank's Board of Directors. The Committee reviews Mr. Lawson's performance annually and adjusts his compensation based on the Bank's performance and a comparison of salaries paid to chief executive officers by other banks of similar size. Based on this comparison, Mr. Lawson's base salary in 1998 was set at $243,065. Under the terms of the Profit Incentive Plan described above, Mr. Lawson was also awarded a bonus of $30,383 in recognition of the performance of the Bank relative to its peers. Mr. Lawson does not vote on his own compensation.

  Salaries of the Bank's other executive officers for 1998 were determined in a similar manner.

Compensation Committee Interlocks and Insider Participation

  Stephen B. Lawson is President and Chief Executive Officer of the Company and of the Bank. Mr. Lawson, as Director of the Company, also serves on the Company's Compensation Committee, but does not act upon his own compensation.

                RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

  Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other features unfavorable to the Bank.

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the Reorganization), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's ("S&P") 500 Stock Index and the Standard & Poor's Banks Composite Index. The calculation of total cumulative return assumes a $100 investment in the Company's (or the Bank's) common stock, the S&P 500 and the S&P Banks Composite Index on December 31, 1993.

                             [GRAPH APPEARS HERE]


                                           Cumulative Total Return
                             ---------------------------------------------------
                               12/93    12/94    12/95    12/96   12/97   12/98

CAPE COD BANK & TRUST CO.       100      112      172      203     367     343
S & P 500                       100      101      139      171     229     294
S & P BANKS COMPOSITE           100       95      151      214     309     330

           SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commission (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market, Inc. and furnish the Company with copies of all Section 16(a) Reports they file. Prior to the Reorganization, the Bank's executive officers and directors were required to file analogous reports with the Federal Deposit Insurance Corporation. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of either the Bank or the Company failed to file any such reports.

                                  ACCOUNTANTS

  The firm of Grant Thornton, LLP served as the Company's independent public accountants for the year ended December 31, 1998 and is expected to serve as the Company's independent public accountant for 1999.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders of the Company which is scheduled to be held on April 27, 2000, must be filed with the Clerk of Bancorp prior to November 23, 1999 if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: Clerk, CCBT Bancorp, Inc., 307 Main Street, Hyannis, Massachusetts 02601.

  Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals that the Company receives after February 8, 2000, other than proposals to be considered for inclusion in the Company's proxy statement pursuant to SEC regulations described above. With respect to stockholder proposals that the Company receives on or before February 8, 2000, other than proposals to be considered for inclusion in such proxy statement pursuant to SEC regulations, these proxies will confer discretionary voting authority, subject to SEC rules governing the exercise of this authority.

                                 OTHER MATTERS

  At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

                                    FORM OF
                 Proxy for the Annual Meeting of Stockholders
                         to be held on April 22, 1999

                              CCBT Bancorp, Inc.
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of CCBT Bancorp, Inc. (the "Company") hereby appoint(s) John F. Aylmer, Palmer Davenport and John Otis Drew, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 8, 1999, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Thursday, April 22, 1999 at the Sheraton Hyannis Resort, Hyannis, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO AND THREE AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Annual Meeting, April 22, 1999. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Annual Meeting and voting in person.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
 Please sign this proxy exactly as your names appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

_________________________________________________  _________________________
_________________________________________________  _________________________
_________________________________________________  _________________________

[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE
                                                             For Against Abstain
                                  1) Proposal to fix the     [_]   [_]     [_]
--------------------------------     number of Directors
                                     at 6.
CCBT BANCORP, INC.
                                  2) Proposal to elect the
--------------------------------     following people as
                                     Directors of the
RECORD DATE SHARES:                  Company:

                                     Mr. George D. Denmark   [_]   [_]     [_]

                                     Mr. William C. Snow     [_]   [_]     [_]

                                  3) Proposal to elect Mr.   [_]   [_]     [_]
                                     John S. Burnett as
                                     Clerk of the Company.

                                                 ---------------
Please be sure to sign and date this proxy.      Date
----------------------------------------------------------------




Stockholder sign here         Co-owner sign here
----------------------------------------------------------------

The undersigned stockholder(s)
authorizes the proxies to vote on the
above matters as indicated and to
vote, in their discretion, upon such
other matters as may properly come
before the Annual Meeting, or any
adjournments thereof.

Mark box at right if an address  [_]
change or comment has been noted on
the reverse side of this card.




--------------------------------------------------------------------------------
                               CCBT Bancorp, Inc.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Card. The proposals are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the Proxy Card to indicate how your shares shall be voted. Then sign the Proxy Card, detach it and return your vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, which will be held on Thursday, April 22, 1999.

Thank you in advance for your prompt consideration of these important matters.